TENTH AMENDMENT TO LOAN AGREEMENT
AND OTHER LOAN DOCUMENTS

THIS TENTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is dated as of October 27, 2011, among DGSE COMPANIES, INC., a Nevada corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).

A.           Borrower and Lender are party to that certain Loan Agreement dated as of December 22, 2005 (as modified, amended, renewed, extended, and restated, the “Loan Agreement”).

B.           Borrower and Lender have agreed, upon the following terms and conditions, to amend the Loan Agreement and certain other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Loan Agreement’s sections.

2.   Consent.  Borrower has notified Lender that (a) Borrower has issued shares of its capital stock to NTR Metals, LLC (“NTR”) in connection with the conversion of certain payables of Borrower and the acquisition of the assets of Southern Bullion Trading, LLC by SBT, Inc., a Nevada corporation and subsidiary of Borrower (“SBT”), (the “NTR Stock Purchases”); (b) prior to or simultaneously with the execution of this Amendment, NTR converted certain payables of Borrower in exchange for options to acquire capital stock of Borrower (the “Stock Option Purchase”); and (c) L.S. Smith sold 1,000,000 shares of capital stock of Borrower to NTR (the “Smith Purchase”; and together with the NTR Stock Purchases and the Stock Option Purchase, the “Stock Transactions”).  Lender hereby consents to the Stock Transactions; subject to the satisfaction of the conditions precedent set forth in Section 5 below.  Except as expressly set forth in this Section 2, the consent given pursuant to this Section 2 is not intended to operate as a waiver of any rights of Lender under the Loan Agreement and the Loan Documents.  In addition, Lender has not waived its right to insist upon strict compliance with the Loan Agreement of the Loan Documents.

3.   Amendments to Loan Agreement.

(a)   Section 1.1 is hereby amended by adding the following definition of “Change of Control” in the appropriate alphabetical order:

“Change of Control” means (a) any change in the chief executive officer or president of Borrower, when compared to the management as of the date of this Agreement; or (b) more than twenty-five percent (25%) of the record or beneficial ownership of Borrower shall have been transferred, assigned or hypothecated to any Person (other than NTR Metals, LLC); or (c) NTR Metals, LLC shall cease to own at least forty percent (40%) of the record or beneficial ownership of Borrower; or (d) after December 31, 2011 and during any period of twelve consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

Tenth Amendment
 to Loan Agreement
and Other Loan Documents

(b)   Section 1.1 is hereby amended by deleting the definitions of “Guarantor” and “Guaranty” and substituting the following in lieu thereof:

“Guarantor” means any Person who from time to time guarantees all or any part of the Obligation, including, without limitation, the Subsidiary Guarantors.

“Guaranty” means a written guaranty of each Guarantor in favor of Lender, in form and substance satisfactory to Lender, as the same may be amended, modified, restated, renewed, replaced, extended, supplemented or otherwise changed from time to time.

(c)   Section 1.1 is hereby amended by deleting the definitions of “Limited Guarantor” and “Limited Guaranty”.

(d)   Section 7.1(p) is hereby deleted in its entirety, and the following new Section 7.1(p) is substituted in lieu thereof:

(p)    Reserved.

(e)   Section 8.6 is hereby deleted in its entirety, and the following new Section 8.6 is substituted in lieu thereof:

Section 8.6   Reserved.

(f)   Section 9.1 is hereby deleted in its entirety, and the following new Section 9.1 is substituted in lieu thereof:

Section 9.1   Consolidated Tangible Net Worth.  Borrower shall not permit, as of any date, Tangible Net Worth of Borrower and its Subsidiaries, on a consolidated basis, to be less than Twenty-Four Million Dollars ($24,000,000).

(g)   Article IX is hereby amended by inserting a new Section 9.4 as follows:

Section 9.4   Capital Expenditures.  Borrower shall not permit the aggregate non-financed Capital Expenditures of Borrower and its Subsidiaries to exceed $1,000,000 during any fiscal year, commencing with Borrower’s fiscal year ending December 31, 2011.  For purposes of determining compliance with this Section 9.4, (a) any Capital Expenditures funded with the cash proceeds of any issuance of equity of Borrower; and (b) any Capital Expenditures funded with the proceeds of additional debt permitted under this Agreement shall be considered financed Capital Expenditures.

Tenth Amendment
 to Loan Agreement
and Other Loan Documents

(h)   Section 10.1(j) is hereby amended in its entirety, and the following new Section 10.1(j) is substituted in lieu thereof:

(j)    A Change of Control shall occur.

(i)   Exhibit B (but not Schedule A to Exhibit B) attached to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

4.   Amendments to Other Loan Documents.

(a)   All references in the Loan Documents to the Loan Agreement shall henceforth include references to the Loan Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)   Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

5.   Conditions Precedent.  This Amendment shall not be effective until (a) Lender receives an executed copy of this Amendment, including the ratifications attached hereto; (b) Lender receives payment of the estimated reasonable fees and expenses of Lender’s counsel incurred in connection with this Amendment in immediately available funds; (c) Lender receives, and is satisfied with, copies of all documents relating to the acquisition by SBT of the assets of Southern Bullion Trading, LLC, certified by Borrower’s Secretary of Assistant Secretary as true, correct and complete copies of such documents; (d) Lender receives (i) a Guaranty (the “SBT Guaranty”) dated of even date herewith and executed by SBT and (ii) a Security Agreement (the “SBT Security Agreement”) dated of even date herewith and executed by SBT; (e) Lender receives, and is satisfied with, copies of all documents relating to the Stock Transactions, certified by Borrower’s Secretary of Assistant Secretary as true, correct and complete copies of such documents; (f) all representations and warranties set forth in this Amendment are true and correct; (g) after giving effect to this Amendment, no Default or Event of Default exists; (h) Lender receives a certificate of incumbency for Borrower certified by its Secretary or an Assistant Secretary certifying (i) the name of each of its officers who is authorized to sign this Amendment, (ii) a true and correct copy of the resolutions of the directors of Borrower which authorize its execution and delivery of this Amendment, and the performance of the Loan Documents as amended hereby, and (iii) that the charter and bylaws of Borrower have not been amended since December 22, 2005, and that the same are still in effect; (i) Lender receives a certificate of incumbency for SBT certified by its Secretary or an Assistant Secretary certifying (i) the name of each of its officers who is authorized to sign the SBT Guaranty and the SBT Security Agreement, (ii) a true and correct copy of the resolutions of the directors SBT which authorize its execution and delivery of the SBT Guaranty and the SBT Security Agreement, and (iii) the Constituent Documents of SBT; (j) Lender receives a certificate evidencing the existence and good standing of Borrower from the Secretary of State of the State of Nevada; and (k) Lender receives a certificate evidencing the existence and good standing of SBT from the Secretary of State of the State of Nevada.

Tenth Amendment
 to Loan Agreement
and Other Loan Documents

6.   Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

7.   Representations. Borrower represents and warrants to Lender that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) other than the filing of the Loan Agreement and this Amendment with the Securities and Exchange Commission, no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as may be limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects; and (f) after giving effect to this Amendment, no Default or Event of Default exists.

8.   Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.   Maximum Interest Rate.  Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect, or apply as interest (whether termed interest herein or deemed to be interest by operation of law or judicial determination) on the Notes any amount in excess of interest calculated at the Maximum Lawful Rate, and, in the event that Lender ever receives, collects, or applies as interest any such excess, then the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, then any remaining excess shall forthwith be paid to Borrower.  In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Lawful Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Lawful Rate, then Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Notes and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of interest calculated at the Maximum Lawful Rate.

Tenth Amendment
 to Loan Agreement
and Other Loan Documents

10.   Entireties.  The Loan Agreement and other Loan Documents as amended by this Amendment represent the final agreement between the parties about the subject matter of the Loan Agreement and other Loan Documents as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

11.   RELEASE.  BORROWER AND THE OTHER OBLIGATED PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO BORROWER OR ANY OBLIGATED PARTY UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER.  BORROWER AND THE OBLIGATED PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER AND ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, CLAIMS OF FRAUD, DURESS, MISTAKE, TORTIOUS INTERFERENCE, USURY, BREACH OF FIDUCIARY DUTY, BREACH OF DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, NEGLIGENCE OR FRAUD IN RATES AND METHODS USED TO COMPUTE INTEREST, DECEPTIVE TRADE PRACTICE OR THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER OBLIGATED PARTIES MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS FROM LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

12.   Parties. This Amendment binds and inures to Borrower, Lender, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow]

Tenth Amendment
 to Loan Agreement
and Other Loan Documents

EXECUTED as of the date first stated above.

BORROWER:

DGSE COMPANIES, INC., a Nevada corporation

By:
William H. Oyster, President
Title

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Paul Howell, Senior Vice President

Signature Page to DGSE Tenth Amendment

To induce Lender to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the execution and delivery of the Amendment, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations including the Revolving Credit Note and the Term Note, (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and its respective successors and permitted assigns, and (d) acknowledge and agree to the provisions of Section 11 of this Amendment.

GUARANTORS:

DGSE CORPORATION

By:
William H. Oyster, President

NATIONAL JEWELRY EXCHANGE, INC

By:
William H. Oyster, President

CHARLESTON GOLD & DIAMOND EXCHANGE, INC.

By:
William H. Oyster, President

AMERICAN PAY DAY CENTERS, INC.

By:
John Benson, Secretary

Signature Page to DGSE Tenth Amendment

SUPERIOR GALLERIES, INC.

By:
Name:
Title:

SBT, INC.

By:
Name:
Title:

Signature Page to DGSE Tenth Amendment

EXHIBIT B

COMPLIANCE CERTIFICATE

FOR QUARTER/PERIOD ENDED ________________________ (THE "SUBJECT PERIOD")

LENDER:                                TEXAS CAPITAL BANK, National Association

BORROWER:                        DGSE COMPANIES, INC., a Nevada corporation

This certificate is delivered under the Loan Agreement (as amended and modified from time to time, the “Agreement”) dated as of December 22, 2005, between Parent, Borrower and Lender.  Capitalized terms when used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Agreement.  On behalf of Parent and Borrower, the undersigned certifies to Lender that, on the date of this certificate, (a) the financial Statements of Parent and Borrower attached to this certificate were prepared in accordance with GAAP, and present fairly the financial condition and results of operations of Parent and Borrower, with Superior and its consolidated Subsidiaries and without Superior and its consolidated Subsidiaries, as applicable, as of the end of and for the Subject Period, (b) no Default or Event of Default currently exists or has occurred which has not been cured or waived by Lender, and (c) the status of compliance by Parent and Borrower with certain covenants of the Agreement at the end of the Subject Period is as set forth below:

In Compliance as of End of Subject Period (Please Indicate)

1.	Financial Statements and Reports

	(a)	Provide annual audited FYE financial statements within 90 days after the last day of each year.	Yes	No

	(b)	Provide quarterly financial statements within 30 days after the last day of each quarter.	Yes	No

	(c)	Provide monthly financial statements within 30 days after the last day of each month.	Yes	No

	(d)	Provide a monthly Compliance Certificate, Borrowing Base Report, inventory report, Pawn Loan report, and summary accounts receivable aging, within 30 days after the last day of each month.	Yes	No

	(e)	Provide Long Term Inventory Report within 30 days after June 30 and December 31.	Yes	No

	(f)	Provide other required reporting timely.	Yes	No

2.	Subsidiaries
	None except as listed on Schedule 2		Yes	No

3.	Additional Indebtedness
	None, except Indebtedness permitted by Section 8.1 of the Agreement.		Yes	No

Exhibit B

1

4.	Liens and Encumbrances; Negative Pledge Agreements None at any time, except Liens permitted by Section 8.2 of the agreement	Yes	No

5.	Limitation of Acquisitions and Mergers. None except those permitted by Section 8.3 of the Agreement.	Yes	No

6.	Dividends and Stock Repurchase. None, except as permitted by Section 8.4 of the Agreement.	Yes	No

7.	Loans and Investments None, except those permitted by Section 8.5 of the Agreement.	Yes	No

9.	Affiliate Transactions None, except issuances permitted by Section 8.7 of the Agreement.	Yes	No

10.	Disposal of Assets other than in the Ordinary Course of Business (Section 8.8 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

11.	Sale and Leaseback Transactions (Section 8.9 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

12.	Prepayment of Debt (Section 8.10 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

13.	Changes in Nature of Business (Section 8.11 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

14.	Environmental Laws (Section 8.12 of the Agreement). No activity likely to cause violations.	Yes	No

15.	Changes in Fiscal Year; Accounting Practices (Section 8.13 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

16.	No Negative Pledge (Section 8.14 of the Agreement). None.	Yes	No

17.
Fixed Charge Coverage Ratio
Minimum of 1:40 to 1.00.  (Defined as current assets divided by current liabilities).

FCCR =($__________ - $__________ - $ __________)    ÷ Debt Service ($______ )
              EBITDA             Cash Taxes   Capital Expenditures
          not financed with Indebtedness permitted
          under the Credit Agreement (excluding
          Capital Expenditures approved in writing by
          Lender, in its sole discretion)

** The calculation shall be based on the rolling four (4) quarter cash flow and debt service obligations of Borrower and its Subsidiaries; except that the ratio shall be computed on an annualized basis for the fiscal quarters ending June 30, 2011 and September 30, 2011.

(INCLUDE SCHEDULE A HERETO FOR ITEM 17)
		Yes	No

Exhibit B

2

19.	Tangible Net Worth (TNW) Minimum of at least $24,000,000 at all times. (TNW is defined as consolidated total stockholders’ equity plus Subordinated Debt less intangible assets).	Yes	No

20.	Leverage Ratio. Maximum of 1.00 to 1.00 ________________ - _________________ ÷ Liabilities Subordinated Debt ________________ = ____________ Tangible Net Worth	Yes	No

21.	Capital Expenditures Non-financed Capital Expenditures not to exceed $1,000,000 during any fiscal year.	Yes	No

DGSE COMPANIES, INC.,
a Nevada corporation

By:
Name:
Title:

Exhibit B

3